UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2023
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RTX CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-00812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Wilson Boulevard,	Arlington,	Virginia	22209
(Address of principal executive offices, including zip code)

(781)	522-3000
(Registrant's telephone number, including area code)

Raytheon Technologies Corporation
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	RTX	New York Stock Exchange
(CUSIP 75513E 101)
2.150% Notes due 2030	RTX 30	New York Stock Exchange
(CUSIP 75513E AB7)

Section 2—Financial Information
Item 2.02. Results of Operations and Financial Condition.
On July 25, 2023, RTX Corporation (the “Company”) issued a press release announcing its second quarter 2023 results.
The press release issued July 25, 2023 is furnished herewith as Exhibit No. 99.1 to this Report, and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 7—Regulation FD
Item 7.01. Regulation FD Disclosure.
The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.
Segment Realignment
Since April 3, 2020, in conjunction with the completion of the Raytheon merger, the Company has classified and reported its operations through four principal segments: Collins Aerospace (“Collins”), Pratt & Whitney, Raytheon Intelligence & Space (“RIS”) and Raytheon Missiles & Defense (“RMD”). Effective July 1, 2023, the Company streamlined the structure of its core businesses into three principal business segments: Collins Aerospace, Pratt & Whitney and Raytheon. The changes require the Company to revise its segment reporting.
Supplemental Information
The Company is providing Exhibit 99.2 to this Current Report on Form 8-K as supplemental information. The unaudited historical segment information reflects the new segment reporting. RTX did not operate under this segment structure for segment reporting purposes or use this measure of segment operating performance in the second quarter or six months ended June 30, 2023 or prior periods and will begin to report comparative results under this basis with the filing of its Quarterly Report on Form 10-Q for the quarter and nine months ending September 30, 2023. Until the Company’s interim financial statements as of and for the quarter and nine months ending September 30, 2023 are issued, amounts on this new basis are not in accordance with U.S. Generally Accepted Accounting Principles ("GAAP") and, as a result, are considered non-GAAP measures. RTX is furnishing this information as it believes it is useful to investors to aid in understanding, on a timely basis, the impacts of these changes on historical periods as they prepare to consider the Company’s future results on the updated basis. The information in this Current Report on Form 8-K, including Exhibit 99.2, should be read in conjunction with the Company’s Annual Report on Form 10-K for fiscal year 2022 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023.

Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press release, dated July 25, 2023, issued by RTX Corporation.

99.2	Unaudited historical financial information.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTX CORPORATION
(Registrant)

Date: July 25, 2023	By:	/s/ NEIL G. MITCHILL JR.
Neil G. Mitchill Jr.
Executive Vice President and Chief Financial Officer